                                                                    EXHIBIT 23.1


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As independent certified public accountants, we hereby consent to the use of our reports (and to all references to our firm) included in or made a part of this Registration Statement.



/s/ Arthur Andersen LLP
------------------------
ARTHUR ANDERSEN LLP
Fort Lauderdale, Florida
March 3, 1997





                                      10